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                                                                   Exhibit 10.31


                                                            [DEUTSCHE BANK LOGO]

Deutsche Bank AG
New York Branch
Global Loan Operations
Standby Letter of Credit Unit
60 Wall Street
New York, New York 10005 - MS NYC60-2708

February 18, 2003

Irrevocable Letter of Credit Number DBS-15080
Beneficiary.

SAFECO Insurance Company of America
Surety Department
Adams Bldg.
4634 154th Pl. NE
Redmond, WA 98052

Gentlemen:

At the request of DB Capital Investors, L.P., 345 Park Avenue, New York, NY 10154, we Deutsche Bank AG, New York Branch, have opened an IRREVOCABLE LETTER OF CREDIT in your favor for U.S. Dollars Twelve Million Five Hundred Thousand and 00/100 **US$12,500,000.00**, available by your drafts at sight.

We warrant to you that all drafts drawn under this IRREVOCABLE LETTER OF CREDIT will be duly honored upon presentation of your draft on us at 60 Wall Street, New York, New York 10005 Attention: Global Loan Operations, Standby Letter of Credit Unit - MS NYC60-2708 on or before the expiration date or on or before any automatically extended date as set forth below.

Except as stated herein, this IRREVOCABLE LETTER OF CREDIT is not subject to any condition or qualification and is our individual obligation which is in no way contingent upon reimbursement.

This IRREVOCABLE LETTER OF CREDIT is effective February 18, 2003, and expires on December 31, 2003, but will be automatically extended without amendment for successive one-year periods from the current expiration date and any future expiration dates unless at least 45 days prior to any expiration date we notify you by registered letter that we elect not to renew for such additional one-year periods. Such notification shall be to the attention of the Surety Department at the above address.

Continued

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                                                            [DEUTSCHE BANK LOGO]

Letter of Credit No. DBS-15080                                            Page 2

This IRREVOCABLE LETTER OF CREDIT is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

                                             Very truly yours

                                             By: /s/ M. A. Orlando
                                                 -------------------------------
                                                 Name: Marco Orlando
                                                 Title: Director
                                                 Phone: 212-602-1132

                                             By: /s/ Everardus Rozing
                                                 -------------------------------
                                                 Name: Everardus Rozing
                                                 Title: Assistant Vice President
                                                 Phone: 212-602-1135